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                                  EXHIBIT 21.1

                     CONSENT OF KABANI & COMPANY, INC. CPA'S







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[KABANI & COMPANY, INC. LETTERHEAD]

        KABANI & COMPANY, INC.
        CERTIFIED PUBLIC ACCOUNTANTS
        8700 Warner Avenue. Suite # 280, Fountain Valley, CA 92708

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Phone (714) 849-1543

Fax     (714) 596-0303




                          CONSENT OF INDEPENDENT AUDITORS


            We consent to the use of our report dated September 9, 2000, with respect to the financial statements of INTELILABS.COM, INCORPORATED for the year ended June 30, 2000, included in the Form 10-KSB Statement for the year ended June 30, 2000.

                                        Kabani & Company, Inc.
                                        Fountain Valley, California
                                        July 27, 2000